Summary Prospectus    November 1, 2009

JPMorgan Value Opportunities Fund

Class/Ticker:        A/JVOAX        B/JVOBX        C/JVOCX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2009, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses for Class A, Class B and Class C Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 77 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 43 of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	5.00%	1.00%

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management Fees	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.29	0.29	0.29
Total Other Expenses	0.54	0.54	0.54
Total Annual Fund Operating Expenses	1.19	1.69	1.69
Fee Waivers and Expense Reimbursements[1]	(0.12)	(0.12)	(0.12)
Net Expenses[1]	1.07	1.57	1.57

1	The Fund’s adviser, distributor and business manager (the “Service Providers”) have contractually agreed to waive their respective fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, interest, taxes, and extraordinary expenses) exceed 1.09%, 1.59% and 1.59%, respectively, of their average daily net assets. This agreement continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it. Due to the contractual expense cap on the Fund’s Institutional Class shares which currently requires fund level waivers, the “Net Expenses” for the Class A, Class B and Class C shares are below their contractual expense caps.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	628	872	1,134	1,882
CLASS B SHARES ($)	660	821	1,107	1,855
CLASS C SHARES ($)	260	521	907	1,988

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	628	872	1,134	1,882
CLASS B SHARES ($)	160	521	907	1,855
CLASS C SHARES ($)	160	521	907	1,988

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 98% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid- and large- capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid capitalization while those above $5 billion are considered large capitalization. Although the Fund is permitted to invest significantly in both mid- and large-capitalization companies, the adviser currently intends to invest primarily in equity securities of large capitalization companies. The equity securities the Fund primarily invests in are common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options, and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management.

Investment Process: The adviser invests in companies whose securities are, in the adviser’s opinion, currently undervalued when purchased but which have the potential to increase their intrinsic value per share. In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each industry group according to their relative value.

On behalf of the Fund, the adviser then buys and sells securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Mid-Cap Company Risk.  Investments in mid-cap companies may be riskier than investments in larger, more established companies. Mid-cap companies may be more volatile and vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A Shares for the past seven calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2003	18.19%
Worst Quarter	4th quarter, 2008	–20.68%

The Fund’s year-to-date total return through 9/30/09 was 25.22%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Life of Fund (since 12/31/01)
CLASS A SHARES
Return Before Taxes	(43.08)%	(3.97)%	(0.78)%
Return After Taxes on Distributions	(43.32)	(5.26)	(2.65)
Return After Taxes on Distributions and Sale of Fund Shares	(27.71)	(3.30)	(0.81)

CLASS B SHARES
Return Before Taxes	(45.23)	(3.97)	(0.65)

CLASS C SHARES[1]
Return Before Taxes	(41.25)	(3.51)	(0.65)

RUSSELL 1000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(36.85)	(0.79)	0.78

LIPPER LARGE-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	(37.00)	(1.90)	(0.97)

After-tax returns are shown for only the Class A Shares, and not the other classes shown, and after-tax returns for those other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	On 12/31/01, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as its adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In light of the change of adviser and other changes noted, the Fund’s performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

1	Class C Shares began operations on 2/19/05. The performance for the period before Class C Shares began operations is based on the performance of Class B Shares of the Fund, whose expenses are substantially similar to those of the Class C Shares.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Alan Gutmann	2003	Vice President
Kelly Miller	2009	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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